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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 2005

                                IBT BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                                    MICHIGAN
                 (State or other jurisdiction of incorporation)

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
                 0-18415                                   38-2830092
         (Commission File Number)              (IRS Employer Identification No.)
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
200 East Broadway, Mt. Pleasant, Michigan                    48858
 (Address of principal executive offices)                  (Zip Code)
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       Registrant's telephone number, including area code: (989) 772-9471

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Deferred Compensation Plan for Non-Employee Directors. On December 14, 2005, the board of directors of IBT Bancorp, Inc. (the "Company") approved the IBT Bancorp, Inc. and Related Companies Deferred Compensation Plan for Non-Employee Directors, which will be effective as of January 1, 2006. Under the plan, each non-employee director may elect to defer receipt of all or any portion (subject to a minimum required deferral of at least 25%) of his or her annual director's salary (if any), retainer and board of directors and/or committee fees and receive credits to a deferred money account that is converted into phantom stock units on a quarterly basis.

The value of the phantom stock units in any phantom stock unit account will be based on the market price of the Company's common stock; however, no shares of the Company's common stock are issued and no voting or other shareholder rights are conferred on Plan participants credited with phantom stock units. A director's deferred money account will be credited with additional amounts whenever dividends are paid on the Company's common stock based on the number of phantom stock units credited to the director as of the dividend record date. These amounts are converted into phantom stock units on a quarterly basis.

In general, the amount in each director's deferred money account shall be payable in cash, and the value of the phantom stock units in each director's stock unit account shall be payable in cash or Company common stock (as elected by the director) to each director, on the first day of the sixth month following the March 1, June 1, September 1, or December 1 immediately following the earliest distribution date or as soon as administratively practicable thereafter. Distribution dates include normal retirement date, disability, death, an unforeseeable financial emergency, a change of control of the Company or the director's complete separation from service with the Company.

The foregoing summary of the deferred compensation plan is qualified in its entirety by reference to the complete plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  The following exhibits are included with this Report:

     10.1 IBT Bancorp, Inc. and Related Companies Deferred Compensation Plan for Non-Employee Directors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2005               IBT BANCORP, INC.


                                       By: /s/ Dennis P. Angner
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                                           Dennis P. Angner,
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

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Exhibit Number   Description
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
Exhibit 10.1 IBT Bancorp, Inc. and Related Companies Deferred Compensation Plan for Non-Employee Directors.
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